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                            SMITH INTERNATIONAL INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 31, 2001

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                            SMITH INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                        1-8514              95-3822631
(STATE OR OTHER JURISDICTION OF         (COMMISSION         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         FILE NUMBER)       IDENTIFICATION NO.)


                               16740 HARDY STREET
                                 HOUSTON, TEXAS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      77032
                                   (ZIP CODE)

                                 (281) 443-3370
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5:  OTHER EVENTS

         A copy of the press release announcing the Company's results for the three months and the year ended December 31, 2000 is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of businesses acquired

              Not applicable.

         (b)  Pro forma financial information

              Not applicable.

         (c)  Exhibits

              99.1   Press Release issued by the Registrant dated
                     January 31, 2001.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMITH INTERNATIONAL, INC.


                                        /s/ NEAL S. SUTTON
                                        ----------------------------------------
                                        By:  Neal S. Sutton
                                             Senior Vice President -
                                             Administration, General Counsel and
                                             Secretary


Date:  January 31, 2001

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                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
-----------                   -----------
   99.1            Press Release dated January 31, 2001.